DIREXION SHARES ETF TRUST
Direxion Daily Select Large Caps & FANGs Bull 2X Shares (FNGG)

Supplement dated January 20, 2023 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

After the close of the markets on February 10, 2023, the Direxion Daily Select Large Caps & FANGs Bull 2X Shares (the “Fund”), will affect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	1 for 10	90%
As a result of the reverse split, every ten shares of the Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Fund. Shares of the Fund will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis February 13, 2023.
The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Fund as described above:
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$10	$1,000
Post-Split	10	$100	$1,000
The Direxion Shares ETF Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV after the close of the markets on February 10, 2023. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse split, the Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.